Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacer International, Inc. (the “Company”), on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel W. Avramovich, Chief Executive Officer of the Company, and Brian C. Kane, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel W. Avramovich
Daniel W. Avramovich Chief Executive Officer February 23, 2010

/s/ Brian C. Kane
Brian C. Kane Chief Financial Officer February 23, 2010

A signed original of this written statement required by Section 906 has been provided to Pacer International, Inc. and will be retained by Pacer International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.